UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 19, 2012

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	000-51904	71-0682831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 328-4770

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Home BancShares, Inc. was held on April 19, 2012. The following items of business were presented to the shareholders:

(1) The twelve directors were elected as proposed in the Proxy Statement dated March 9, 2012 (the “Proxy Statement”), under the caption “Election of Directors” with votes cast as follows:

	Total Vote For Each Director	Total Vote Withheld For Each Director	Total Broker Non-Vote For Each Director
John W. Allison	20,053,722	1,900,331	3,762,692
C. Randall Sims	21,648,470	305,583	3,762,692
Randy E. Mayor	21,180,729	773,324	3,762,692
Milburn Adams	21,889,167	64,886	3,762,692
Robert H. Adcock, Jr.	14,068,180	7,885,873	3,762,692
Richard H. Ashley	21,852,920	101,133	3,762,692
Dale A. Bruns	21,858,220	95,833	3,762,692
Richard A. Buckheim	21,889,377	64,676	3,762,692
Jack E. Engelkes	21,887,167	66,886	3,762,692
James G. Hinkle	21,852,920	101,133	3,762,692
Alex R. Lieblong	21,856,389	97,664	3,762,692
William G. Thompson	21,727,333	226,720	3,762,692

(2) The Company’s executive compensation was approved as proposed in the Proxy Statement under the caption “Advisory (Non-binding) Vote Approving Executive Compensation” with votes cast as follows: 21,608,303 votes for, 79,088 votes against, 266,662 votes abstaining and 3,762,692 broker non-votes.

(3) The shareholders recommended that the Company hold future advisory votes on the Company’s executive compensation every year, as proposed in the Proxy Statement under the caption “Frequency of Advisory Vote On Executive Compensation,” with votes cast as follows: 19,359,391 votes for every year, 85,496 votes for every two years, 2,276,594 votes for every three years, 232,572 votes abstaining and 3,762,692 broker non-votes. Based on the results of this advisory vote, our Board of Directors has determined that the Company will include an advisory vote on the Company’s executive compensation in its proxy materials every year until the next advisory vote on the frequency of such votes, which will occur no later than our Annual Meeting of Shareholders in 2018.

(4) The Company’s Amended and Restated 2006 Stock Option and Performance Incentive Plan was approved as proposed in the Proxy Statement under the caption “Approval of the Company’s Amended and Restated 2006 Stock Option and Performance Incentive Plan” with votes cast as follows: 21,209,013 votes for, 526,666 votes against, 218,374 votes abstaining and 3,762,692 broker non-votes.

(5) The Audit Committee’s selection and appointment of the accounting firm of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 was ratified with votes cast as follows: 25,664,693 votes for, 48,580 votes against, 3,472 votes abstaining and zero broker non-votes.

Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: April 20, 2012	/s/ Brian Davis
Brian Davis Chief Accounting Officer